                                SCHEDULE 14A
                               (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.       )


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ x ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                       LIBERTY ALL-STAR GROWTH FUND, INC.
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement no.:


      3)  Filing Party:


      4)  Date Filed:

                             [Preliminary]

                      LIBERTY ALL-STAR GROWTH FUND, INC.
                            Federal Reserve Plaza
                         Boston, Massachusetts 02210
                              (617) 722-6000
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                  April 19, 2000

To the Shareholders of Liberty All-Star Growth Fund, Inc.:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Liberty All-Star Growth Fund, Inc. (the "Fund") will be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, on April 19, 2000 at 11:00 a.m., Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To approve or disapprove the conversion of the Fund from a closed-end investment company to an open-end investment company.

2. To approve or disapprove a Distribution Plan.

3. To elect two Directors of the Fund.

4. To approve or disapprove the Fund's Portfolio Management Agreement with M.A. Weatherbie & Co., Inc.

5. To approve or disapprove a new Portfolio Management Agreement with Oppenheimer Capital which will replace the current Portfolio Management Agreement which will terminate upon change in control of Oppenheimer Capital upon acquisition by Allianz AG.

6. To   ratify   the    selection   by   the   Board   of   Directors   of
PricewaterhouseCoopers LLP as the Fund's independent auditors for the year ending December 31, 2000.

7. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on February 1, 2000 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


                                    By order of the Board of Directors

                                    Nancy L. Conlin, Secretary

         YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSALS 1 AND 2, AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE OTHER PROPOSALS.




February 28, 2000

                        LIBERTY ALL-STAR GROWTH FUND, INC.
                                PROXY STATEMENT
                        Annual Meeting of Shareholders

                                                                  April 19, 2000

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Liberty All-Star Growth Fund, Inc. (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund to be held on April 19, 2000 at 11:00 a.m. Boston time in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

         The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about February 28, 2000 of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Directors of the Fund and officers and employees of its manager, Liberty Asset Management Company
("Liberty Asset Management") and its affiliates. In addition, the Fund has retained Corporate Investor Communications, Inc. to coordinate the distribution of proxy material to, and to solicit the return of proxies from, banks, brokers, nominees and other custodians at a fee of $_____ plus out-of-pocket expenses. Authorization to execute proxies may be obtained from shareholders through telephonically or electronically transmitted instructions. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. This Proxy Statement is accompanied by the Fund's 1999 Annual Report to Shareholders.

         The Meeting is being held to vote on the matters described below.

PROPOSAL 1. APPROVAL OR DISAPPROVAL OF THE CONVERSION OF ALL-STAR FROM CLOSED-END TO OPEN-END STATUS AND CERTAIN RELATED AMENDMENTS TO ALL-STAR'S AGREEMENT AND ARTICLES OF INCORPORATION

I.       BACKGROUND AND SUMMARY

         The Fund is registered as a closed-end investment company under the Investment Company Act of 1940 (the "Investment Company Act") and has operated as a closed-end fund since its inception in December 16, 1985.

         As part of the settlement of litigation relating to the Fund's 1995 annual meeting, Liberty Asset Management agreed to recommend to the Fund's Board of Directors that the Fund's proxy statement for the annual meeting of shareholders to be held in the year 2000 include a proposal to change the Fund from a closed-end investment company to an open-end mutual fund. Neither Liberty Asset Management nor the Fund's Directors are obligated, however, to recommend approval of this proposal to shareholders. The affirmative vote of the holders of 66 2/3rds percent of the outstanding shares of Common Stock will be required to authorize the Fund's conversion from a closed-end to an open-end investment company. This "super-majority" vote would be required for such conversion regardless of whether or not the proposal is recommended by the Board of Directors.

         Shareholders will have the opportunity to vote at the meeting on the question of whether the Fund should be converted from a closed-end fund to an open-end fund. The Directors, as discussed in more detail below, unanimously recommend that shareholders vote AGAINST converting the Fund to an open-end fund. This recommendation is based on the Directors' view that, as a closed-end fund, the Fund is afforded significant investment advantages.

         If approved, the conversion would result in the "delisting" of the Fund's shares from the New York Stock Exchange where they currently may be bought or sold at prevailing market prices. The shares would then become redeemable directly from the Fund at net asset value. Other differences between closed-end and open-end investment companies are described below.

         A conversion from closed-end to open-end status would also require a number of changes in the Agreement and Articles of Incorporation (the "Articles of Incorporation") under which the Fund was established. Accordingly, approval of this proposal would also authorize the Fund's Directors to make such amendments, as they may deem necessary to operate the Fund as an open-end fund if this proposal is approved. These changes are described in greater detail below.

         The Directors regularly review the overall performance and trading information for the Fund. At their December 15, 1999 meeting, the Directors of the Fund carefully reviewed and evaluated information about the possible advantages and disadvantages of converting from a closed-end fund structure to an open-end fund structure and whether the Fund's long-term shareholders would benefit by this conversion.

FOR THE REASONS DESCRIBED BELOW, THE DIRECTORS OF THE FUND HAVE UNANIMOUSLY CONCLUDED THAT THE CONVERSION OF THE FUND TO OPEN-END STATUS WOULD NOT BE IN THE BEST LONG-TERM INTERESTS OF THE FUND AND ITS SHAREHOLDERS. ACCORDINGLY, THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "AGAINST" THIS PROPOSAL.

II.      THE REASONS FOR VOTING AGAINST CONVERSION TO AN OPEN-END FUND

         The Directors believe that the Fund's closed-end status provides significant investment benefits not available in an open-end fund. Because the Fund's shares are not redeemable, the Fund is not required to maintain short-term investments in anticipation of possible redemptions. Therefore, the Fund's assets can be fully invested in pursuit of the Fund's investment objectives. As an open-end fund, the Fund's investment strategy may be hampered as the Fund's sub-advisors will be more strictly limited in their ability to invest in less liquid securities. Furthermore, as a closed-end fund, the Fund does not experience the cash flows associated with sales and redemptions of open-end fund shares. As a result, the Fund's manager does not have to invest additional cash from new sales at times when market conditions are unfavorable or sell securities at inopportune times to meet redemptions.

         The Directors have reviewed and evaluated certain industry reports which indicates that the supposed benefit of open-ending the Fund - immediate gain to shareholders who cash out of the Fund - will result in seriously disadvantageous consequences for shareholders who continue to hold the Fund. These reports have demonstrated that only a small number of selling shareholders actually benefit from an open-end conversion.

         The Fund's operating expenses will increase if the Fund is converted to open-end status. As an open-end fund, the Fund would be required, as a practical matter, to make a continuous public offering of its shares in order to offset redemptions and maintain the economies of scale available at its current size. All shareholders would bear the brokerage and other transactional costs associated with purchases and sales of securities in response to the sale or redemption of shares if the Fund were converted to open-end status (except to the extent that the Directors decide to impose a temporary redemption fee, as described below). Furthermore, in order to market the Fund's shares effectively to conform generally to sales practices of competing dealer-sold funds, following a conversion to open-end status, the Directors recommend that shareholders approve the adoption of a distribution plan under Rule 12b-1 of the 1940 Act.

         In implementing such a plan, the fund would create three separate classes of shares each with its own expenses. Class A shares have a front-end load (sales charge) of 5.75% imposed on the purchase of Class A shares. Class B and Class C shares each charge a Contingent Deferred Sales Charge (CDSC) of 5.00% and 1.00%, respectively, upon redemption of shares within a specified period of time. These sales charges parallel those of the only other All-Star open-end fund - All-Star Growth and Income Fund. In addition to the sales charge, the distribution plan would permit the Fund to pay an annual service fee of 0.25% on net assets of Class A, B, and C shares and annual distribution fees of up to 0.75% of the Fund's net assets for Class B and C shares, as is the case with the only other All-Star open-end fund - All-Star Growth and Income Fund. If shareholders vote to convert the Fund to an open-end fund and the distribution plan is approved, shareholders remaining in the Fund would have their shares converted to Class A shares. The initial sales charge for these funds would be waived (along with the sales charge on reinvested dividends) and shareholders would simply be responsible for the 12b-1 Plan fees and the other expenses associated with an open-end mutual fund. Additional purchases of Class A shares will be subject to a sales charge

         Open-end funds, since they continually issue new shares, have the ability to increase in size. This growth could result in efficiencies as fixed costs are spread over a larger pool of assets. Alternatively, since they also continually redeem shares, open-end funds can also decrease in size. In that case, expense ratios may increase. Liberty Asset Management has advised the Directors that it is possible that the Fund might experience significant redemptions following any conversion, thereby shrinking in size. Furthermore, certain studies reviewed by the Directors indicate that fund performance can be affected (most notably in the first six months after open-ending the Fund) due to fewer assets being invested as a result of actual and anticipated redemptions. Depending on the size of the redemptions and any sales of new shares, increased expense ratios could result.

         The need to sell securities as an open-end fund to meet redemptions may have adverse tax consequences to shareholders remaining in the Fund. If the Fund sells securities to meet redemptions and realizes a gain for tax purposes, the Fund will be required to allocate the tax gain to remaining shareholders. In order to retain its qualification as a regulated investment company under the Internal Revenue Code and thus be relieved of taxation at the investment company level, the Fund is required to distribute net realized capital gains to its shareholders who do not redeem their shares and remain shareholders of the Fund. This would have two negative consequences. First, non-redeeming shareholders would recognize and be required to pay taxes on a greater amount of capital gain than would otherwise be the case. Secondly, the Fund may need to sell additional portfolio securities in order to make the required distribution of realized capital gains, thereby further reducing the size of the fund and possibly causing the realization of additional net capital gains.

         Another reason that the Directors recommend voting against the conversion to open-end status is that the impact of large-scale redemptions will be magnified inasmuch as the Fund employs the multi-manager, multi-style approach to investment management. The volatile outflow of cash, that will follow the open-ending of the Fund, is bound to disrupt the balance of investment styles among the fund's managers, and will certainly induce the portfolio managers to make investment decisions based on factors other than their pre-determined investment approaches. Most notable, certain Fund sub-advisors will be more strictly limited in their ability to invest in less liquid securities with greater total return potential. These effects on portfolio management and a decrease in the fund's asset base due to redemptions could hamper Liberty Asset Management's ability to find and retain quality investment sub-advisors for the Fund.

FOR ALL OF THE FOREGOING REASONS, THE DIRECTORS UNANIMOUSLY
RECOMMEND THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL.

III.     THE PRINCIPAL DIFFERENCES BETWEEN A CLOSED-END AND OPEN-END FUND

         In evaluating this proposal, shareholders may wish to consider the following differences between closed-end and open-end funds:

         CHANGES IN CAPITAL. Closed-end funds raise their capital through an initial public offering and generally do not raise additional capital after that time. Closed-end funds therefore have limited opportunities to gain additional economies of scale through growth of assets. At the same time, because shares of closed-end funds cannot be redeemed, the risk of higher expense ratios resulting from a decline in assets is also limited.

         Open-end funds, in contrast, generally engage in a continuous public offering of their shares, which provides the opportunity for growth of assets and reduced expense ratios. However, because shares of open-end funds are generally redeemable at any time, such funds face the risk of higher expense ratios if significant redemptions are not offset by sales of new shares.

         REDEMPTION OF SHARES. Shares of open-end funds may be redeemed at any time at their net asset value (subject only to the right of the Fund to withhold payment for up to seven days or to impose a temporary redemption fee or, with the permission of the SEC, to suspend redemptions under emergency conditions). In contrast, shares of closed-end funds are not redeemable and can generally be bought and sold at current market prices only on the exchange on which such funds are listed. The share's current market price may be trading at a discount (below net asset value) or at a premium (above net asset value). Currently, the Fund's shares are trading at a discount to net asset value. Thus, converting the Fund from closed-end to open-end status would eliminate the current discount between market price and net asset value, but would also eliminate the possibility that the Fund's shares might trade at a premium in the future.

         REGULATORY REQUIREMENTS. Both closed-end and open-end funds are registered with the SEC under the Investment Company Act of 1940 and, with certain differences relating largely to the sale and redemption of shares, are generally subject to the same regulatory requirements of that Act. The Fund's shares are listed for trading on the New York Stock Exchange. That listing would be terminated in the event of a conversion to open-end status. Since open-end funds generally engage in a continuous public offering of their shares, they are required to maintain current registrations under federal and state securities laws, which involves additional costs.

         ANNUAL SHAREHOLDER MEETINGS. The Fund is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders for the purpose of electing Directors and ratifying the selection of auditors. As noted above, conversion of the Fund to open-end status would result in termination of the Fund's listing on the New York Stock Exchange with the result that the Fund would no longer be required to hold annual meetings. In such event, the Fund expects that meetings would be held only on an as-needed basis.

         INVESTMENT FLEXIBILITY. As noted above, the cash flows associated with sales and redemptions of open-end fund shares, as well as the need to maintain cash reserves in anticipation of possible redemptions, tend to reduce the investment flexibility of open-end funds.

         LEVERAGE. Open-end investment companies are prohibited by the Investment Company Act from issuing "senior securities" representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks when there is asset coverage of at least 300% for all borrowings, and may not issue preferred stock. Closed-end investment companies are permitted to issue senior securities representing indebtedness when the 300% asset coverage test is met, may issue preferred stock subject to various limitations, and are not limited to borrowings from banks. The Fund has not issued senior securities and/or preferred stock yet but may in the future if it remains closed-end.

         SHAREHOLDER PRIVILEGES. Shareholders of the Fund currently have the option of participating in the Fund's Dividend Reinvestment Plan, under which cash distributions paid by the Fund are generally reinvested through the purchase of additional fund shares at market prices (which currently reflect a discount from net asset value). At times when the Fund's shares are trading at a premium over their net asset value, such reinvestments are made at the higher of net asset value or 95% of market value. If the Fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below net asset value per share. Upon conversion to an open-end fund, shareholders will have an exchange privilege available to them. Shareholders of the Fund currently do not have that privilege. Currently, All-Star Growth and Income Fund is the only open-end All-Star fund available to shareholders. Any direct exchange privileges would be limited to that fund.

IV.      THE  POSSIBLE CONSEQUENCES RESULTING FROM CONVERSION OF
         ALL-STAR TO OPEN-END STATUS

         In addition to those matters described above, shareholders should consider the following possible consequences of conversion of the Fund to open-end status:

         Closed-end funds operate with a relatively fixed capitalization, while the capitalization of open-end funds fluctuates depending on whether the Fund experiences net sales or net redemptions of its shares. More new money tends to be invested in open-end funds near market highs, while more money tends to leave (be redeemed from) open-end funds near market lows. Accordingly, if the Fund were to convert to an open-end fund, it is likely that the Fund's managers would be subject to pressures to sell portfolio securities at times when their investment styles would indicate that they should be investing, and to invest in new portfolio securities when their investment styles would indicate that they should be reducing the Fund's exposure to the market. As managers of a closed-end fund, however, the Fund's managers currently are able to ride through market swings without being pressured to invest new money or liquidate portfolio holdings at inopportune times, and can manage their portion of the Fund with a greater emphasis on long-term considerations.

         As stated above, significant redemptions following a conversion would require the Fund to sell portfolio securities, significantly reducing the asset size of the Fund. These transactions involve brokerage and other transaction costs and could result in the recognition of capital gains for federal income tax purposes. Such costs and liabilities would be borne by all remaining, except to the extent that the Directors decide to impose a temporary redemption fee, as described below.

         The Directors believe that, in deciding whether to open-end the Fund, the performance of the Fund is an important factor to consider. Currently, the Fund's shares are selling at a discount to net asset value. Conversion to an open-end fund would eliminate any possibility of a discount, thus assuring shareholders of the ability to redeem at net asset value. However, in light of the Fund's long-term performance, the Directors do not believe that eliminating the possibility of a discount justifies the fundamental changes which would result from a conversion to open-end status, including the loss of the investment advantages of closed-end status and the likelihood of increased operating expenses and taxable gains.

         Furthermore, although the current size of the Fund's discount may seem to provide a powerful basis for converting the Fund to open-end status, the discount offers a positive feature. Under the Fund's current distribution policy, all of the Fund's distributions have been declared payable in newly issued shares to all shareholders except those who do not participate in the Fund's Dividend Reinvestment Plan and who elect to receive cash. For the three year period ending December 1999, more than half of the Fund's shareholders have re-invested their distributions and are purchasing more than a dollar of net assets for every dollar re-invested while paying no brokerage commission.

         The Directors believe that most shareholders of the Fund purchased their shares with a long-term investment perspective that recognizes the special advantages of the closed-end structure. In addition, many shareholders purchased their fund shares at a discount and have not been adversely affected by the discount. Consequently, the Directors do not believe that the recent history of greater discounts, which may be temporary, should be viewed as grounds for depriving shareholders of the advantages of the closed-end structure.

         Finally, if shareholders vote to convert the Fund to an open-end fund, then the Directors have approved the implementation of a temporary redemption fee of up to 2.5% of the value of shares redeemed for a period of up to one year following the Fund's conversion to an open-end investment company. The Directors have approved the imposition of this fee because they believe that immediately following a conversion to open-end status, significant redemptions of shares would disrupt long-term portfolio management of the Fund and dilute the interests of the remaining shareholders. Imposition of a redemption fee is intended to deter certain redemptions and compensate remaining long-term shareholders for the costs of the liquidation of a significant percentage of the Fund's portfolio.

V. MEASURES TO BE ADOPTED IN THE EVENT SHAREHOLDERS VOTE TO CONVERT THE FUND TO OPEN-END STATUS

         In the event that shareholders vote to convert the Fund from a closed-end fund to an open-end fund, a number of additional actions would need to be taken not only to effect the conversion of the Fund to an open-end investment company but also to allow the fund to operate effectively as an open-end investment company.

         DISCONTINUATION OF 10% PAYOUT POLICY. The Fund currently has a policy of paying distributions on its common shares totaling 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. If total distributions under the 10% pay-out policy for any calendar year exceed the Fund's net investment income and net realized capital gains for that year, the excess is generally treated as a tax-free return of capital (up to the amount of the shareholder's basis in his or her shares), thus reducing the shareholder's basis in the shares and increasing his or her potential gain or reducing his or her potential loss on the sale of the shares.

         The Board of Directors believes that a 10% distribution policy is not appropriate to an open-end investment company because of the need for open-end funds to maintain higher cash reserves to meet redemptions and the need of the Fund managers to manage continuous in-flows and out-flows of capital. Accordingly, in the event shareholders vote to convert the Fund to an open-end fund, the Fund's 10% distribution policy would be discontinued. Like most investment companies, the Fund would make distributions of its net investment income and net realized gains, if any.

         REDEMPTION FEE. In order to reduce the number of redemptions of the Fund's shares immediately following conversion (thereby reducing any disruption of the Fund's normal portfolio management), and to offset the brokerage and other costs of such redemptions, for a period of one year following the conversion to an open-end fund, the Fund will impose a fee of up to 2.5% of the redemption proceeds payable to the Fund on all redemptions (whether in cash or in kind).

         REDEMPTIONS IN KIND. The Board of Directors has reserved the right to meet redemptions occurring during the first year following the Fund's conversion to an open-end fund by delivering the Fund's portfolio securities to the redeeming shareholder in kind, rather than paying cash. Such redemptions in kind would shift the brokerage cost of liquidating the portfolio securities from the Fund to the redeeming shareholder, and, to the extent appreciated securities were delivered, would avoid the recognition of capital gains by the Fund.

         UNDERWRITING AND DISTRIBUTION. If conversion to an open-end fund is approved, Liberty Funds Distributor, Inc. (LFDI), an affiliate of Liberty Asset Management, would become the principal underwriter of the shares of the Fund.
The shares would be offered and sold directly by LFDI and by any other broker-dealers who enter into selling agreements with LFDI, although there is no assurance that LFDI or any such other broker-dealer firms would be able to generate sufficient sales of fund shares to offset redemptions, particularly in the initial months following conversion.

         Fund shares would be offered at their NAV plus a sales charge. It is currently anticipated that the sales charges for Class A shares would not exceed 5.75% of the offering price. In the event that the proposal to convert the Fund to an open end fund passes, the initial sales charge for Class A shares will be waived for those shareholders remaining in the fund (and for shares purchased through reinvestment of dividends). Additional purchases of Class A shares will be subject to a sales charge. It is further anticipated that Class B and C shares will charge a CDSC of 5.00% and 1.00% respectively. These charges will only apply if the shares are sold within a specific period of time.

         The Board of Directors has also adopted and recommended to shareholders that they approve a distribution plan to take effect if the requisite number of shareholders vote to convert the Fund to an open-end fund (see Proposal 2). In implementing the distribution plan, the fund would create three separate classes of shares each with varying loads and expenses (see above description of Class A, B, and C Shares loads and expenses). Pursuant to the plan, the Fund would pay to LFDI an annual service fee of 0.25% on net assets of Class A, B, and C shares and annual distribution fees of up to 0.75% of the Fund's net assets for Class B and C shares. Shareholders remaining in the fund will be issued Class A Shares without the Class A Shares sales charge.

         AMENDMENT AND RESTATEMENT OF ALL-STAR'S ARTICLES OF INCORPORATION. Conversion of the Fund from a closed-end to an open-end fund would require certain changes to the Fund's Articles of Incorporation. The Articles of Incorporation would be amended to require the Fund to purchase all shares offered to it for redemption at a price equal to the net asset value of the shares next determined, less any redemption charge fixed by the Directors. Notwithstanding this provision, all shares would be redeemable at a shareholder's option.

         The Articles of Incorporation would also be amended to include provisions commonly found in the governing documents of open-end investment companies. Specifically, the Articles of Incorporation would be amended to authorize the issuance of additional series of shares and classes thereof from time to time as the Directors in their discretion may determine. Each series would have its own investment objective, policies and restrictions and shares of each series would represent interests in separate investment portfolios, each of which would be accounted for separately on the books of the Corporation with respect to income, earnings, profits, proceeds, assets and liabilities attributable to that series. Shares of each series would be entitled to vote separately to approve investment advisory agreements, changes in fundamental investment restrictions and distribution plans, but shares of all series would vote together on the election of Directors and the ratification of the selection of accountants. Classes of a series would have such preferences or special or relative rights, and privileges as the Directors may determine, and each class would vote separately on issues that relate exclusively to that class.

         The Articles of Incorporation would be further amended to eliminate certain provisions that relate specifically to the Fund's closed-end status, such as the conversion, voting percentage and other provisions relating to an open-ending.

         Finally, the Directors would also make certain technical and non-material changes to the Articles of Incorporation and conforming changes to the Fund's Bylaws if the shareholders vote in favor of the conversion of the Fund to an open-end fund.

         Therefore, a vote in favor of converting the Fund to open-end status would also authorize the Directors to amend the Fund's Articles of Incorporation to reflect such changes.

VI.      IF THE CONVERSION IS NOT APPROVED

         In the event that shareholders do not approve the conversion of the Fund to open-end status, the Fund would continue as a closed-end fund.

THE DIRECTORS BELIEVE THAT THE CONTINUED OPERATION OF THE FUND AS A CLOSED-END INVESTMENT COMPANY IS IN THE BEST LONG-TERM INTERESTS OF SHAREHOLDERS, AND UNANIMOUSLY RECOMMEND A VOTE AGAINST THE CONVERSION OF ALL-STAR TO OPEN-END STATUS AT THIS TIME.

Required Vote

         Approval of the conversion of the Fund to open-end status and of the related amendments to the Fund's Articles of Incorporation will require the "yes" vote from holders of 66 2/3rds percent of the outstanding shares of the Fund's Common Stock.

         If such conversion is approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. The Fund would seek to complete this process as soon as reasonably practicable, but it is estimated that this process may require at least several months.

THE BOARD OF DIRECTORS UNAMIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST PROPOSAL 1.

PROPOSAL 2. APPROVAL OF DISTRIUBTION PLAN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL REGARDLESS OF HOW YOU VOTE ON PROPOSAL [1]. THIS PROPOSAL WILL ONLY BE EFFETIVE IF OPEN-ENDING IS APPROVED

         The Fund's Board of Directors has approved a Distribution Plan (the "Plan") and 12b-1 Plan Implementing Agreement (Agreement) pursuant to Rule 12b-1 under the Investment Company Act to take effect if, and only, if, contrary to the recommendation of the Directors, the shareholders of the Fund vote to convert the Fund to an open-end investment company. Copies of the Plan and Agreement are attached to this proxy statement as Appendix A.

         Under the Plan, the Fund would be authorized to pay to LFDI a service fee, accrued daily and paid monthly, at an annual rate of 0.25% for Class A, B and C shares and a distribution fee of 0.75% for Class B and C shares of the Fund's average daily net assets, regardless of the amount of expenses incurred by LFDI, to compensate LFDI for its activities and expenses intended to result in the sale of shares of the Fund, including expenses of printing and distributing prospectuses used for sales purposes, preparation and distribution of sales literature, advertising and marketing expenses, interest expense, promotional incentives and other compensation paid to its employees or to other dealers that sell shares of the Fund, and payments to financial institutions and other third parties. Amounts payable by the Fund under the Plan would be in addition to any sales charge payable by investors in connection with purchases of shares of the Fund. Shareholders of the Fund will have their shares converted to Class A shares of the open-end fund and will not be subject to the initial Class A sales charge. On [December __, 1999], the Fund's net assets were [$_______]. If payments to LFDI under the Plan together with such sales charges were to exceed its distribution expenses, LFDI would realize a profit from such distribution activities.

         The Board of Directors believes that, if the Fund is converted to an open-end investment company, the Plan would be reasonably likely to benefit the Fund and its shareholders through stimulating sales of shares of the Fund, therebv tending to offset redemptions that are likely to occur upon conversion and avoiding a shrinkage in the Fund's size, with the attendant loss of economies of scale and investment flexibility.

         There is of course no assurance that the Plan would succeed in enabling the Fund to avoid substantial net redemptions following its conversion, and the fees payable pursuant to the Plan (up to a maximum of the Fund's average net assets) would add to its expenses and reduce the value of a shareholder's account and the Fund's net investment income available for distribution.

         If shareholders vote to convert the Fund to an open-end investment company (Proposal 1) and the Plan is approved by shareholders, the Plan would remain in effect for one year from the date of its adoption, and would continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it ("Qualified Directors").

         The Plan would be terminable at any time by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities (as defined below). If the Plan were terminated or not renewed, the Fund would owe no amounts to LFDI under the Plan other than unpaid distribution fees accrued through the date of the Plan's termination or expiration, and LFDI would have no right to recover its distribution expenses in excess of the accrued distribution fee and amounts due through sales charges.

         The Plan could not be amended to increase materially the amount of distribution expenses permitted thereunder without the approval of shareholders and could not be materially amended in any way without a vote of the majority of both the Directors and the Qualified Directors.

         Rule 12b-1 requires that the selection and nomination of Directors who are not "interested persons" of the Fund be committed to the discretion of such disinterested Directors. In addition, as required by the Rule, if the Plan is approved and implemented, the Directors would review on a quarterly basis the amounts expended by the Fund pursuant to the Plan and the purposes for which such expenditures were made.

         The Plan will not be implemented unless shareholders both vote to convert the Fund to an open-end investment company (Proposal 1) and approve the Plan (Proposal 2).

Required Vote

         Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2 REGARDLESS OF HOW YOU VOTE ON PROPOSAL 1. THIS PROPOSAL WILL ONLY BE EFFECTIVE IF OPEN-ENDING IS APPROVED.

PROPOSAL 3. ELECTION OF DIRECTORS

         The Fund 's Board of Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Unless authority is withheld, the enclosed proxy will be voted for the election of James E. Grinnell and John J. Neuhauser as the Directors to hold office until the final adjournment of the Annual Meeting of Shareholders for the year 2003 (or special meeting in lieu thereof). Messrs. Grinnell and Neuhauser have served as Directors since May 27, 1994 and April 23, 1998, respectively. Each of them has consented to serve as a Director following the Meeting if elected, and is expected to be able to do so. If any of Messrs. Grinnell or Neuhauser is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Directors may recommend (unless authority to vote for the election of Directors has been withheld).

         Information about the nominees for election as a Director follows:

                                                                                                               Fund Shares
Name/Age and Address                          Principal Occupation During Past Five Years                      Owned(1)
James E. Grinnell (Age 70)(2)                 Private investor (since November, 1988); President and Chief
22 Harbor Avenue                              Executive Officer, Distribution Management Systems, Inc. (1983
Marblehead, MA  01945                         to May, 1986); Senior Vice President-Operations, The Rockport
                                              Company,  importer and distributor
                                              of shoes (May,  1986 to  November,
                                              1988).
                                                                                                               1,404

John J. Neuhauser(2) (Age 56)                 Academic Vice President and Dean of Faculties, Boston College
84 College Road                               (since August, 1999); Dean, Boston College School of
Chestnut Hill, MA  02467-3838                 Management (September, 1977 to September, 1999).  Director of
                                              Hyde Athletic Industries, Inc. (athletic footwear).


  The Following Directors continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

                                                                                                               Fund Shares
Name/Age and Address                          Principal Occupation During Past Five Years                      Owned(1)
Robert J. Birnbaum (Age 72)(2)                Retired (since January, 1994); Special Counsel, Dechert, Price
313 Bedford Road                              & Rhoads (September, 1988 to December, 1993); President and
Ridgewood, NJ  07450                          Chief Operating Officer, New York Stock Exchange, Inc. (May,
                                              1985 to June, 1988).  Director of  Dresdner RCM Europe Fund
                                              (investment company).                                            3,297


John V. Carberry (Age 53)(3)                  Senior Vice President, Liberty Financial Companies, Inc.
Liberty Financial Companies, Inc.             (since February, 1998); Managing Director, Salomon Brothers,
600 Atlantic Avenue                           Inc. (December, 1974 to February, 1998).                         1,089
Boston, MA  02210

Richard W. Lowry(2) (Age 63)                  Private investor (since August, 1987); Chairman and Chief
10701 Charleston Drive                        Executive Officer, U.S. Plywood Corporation, manufacturer and
Vero Beach, FL  32963                         distributor of wood products (August, 1985 to August, 1987).     1,263(4)

William E. Mayer (Age 59)                     Partner, Development Capital, LLC (since December, 1996);
500 Park Avenue, 5th Floor                    Dean, College of Business and Management, University of
New York, NY  10022                           Maryland (October, 1992 to November, 1996); Dean, Simon
                                              Graduate School of Business, University of Rochester (October,
                                              1991 to July, 1992).  Director of Johns Manville Corporation
                                              (building products) and Chart House Enterprises
                                              (restaurant/food).



-----------------------
(1) Shows all shares owned beneficially, directly or indirectly, on the record date for the Meeting. Such ownership includes voting and investment control. The Fund's Directors and officers as a group then so owned less than 1% of the shares of the Fund outstanding.

(2) Member of the Audit Committee.

(3) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his positions with Liberty Financial Companies, Inc., the indirect parent of Liberty Asset Management, and its affiliates.

(4) Held by the trustee of a trust of which Mr. Lowry is the sole beneficiary.

         The term of office of Mr. Lowry will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year 2001, and the term of office of Messrs. Birnbaum, Carberry and Mayer will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year 2002. Mr. Lowry has served as a Director since May 27, 1994, and Messrs. Birnbaum, Carberry and Mayer have served as Directors since November 6, 1995, June 30, 1998 and December 17, 1998, respectively. Messrs. Birnbaum, Carberry, Grinnell, Lowry, Mayer and Neuhauser are also trustees of Liberty Funds Trusts I through VII (the "Liberty Trusts"), the umbrella trusts for an aggregate of 52 open-end funds (the "Colonial Funds") managed by Colonial Management Associates, Inc. ("Colonial"), or other affiliates of Liberty Asset Management, nine closed-end funds managed by Colonial (the "Colonial Closed-End Funds"), Liberty Funds Trust VIII, an open-end investment company managed by Stein Roe & Farnham Incorporated, another affiliate of Liberty Asset Management, Liberty Funds Trust IX, the umbrella trust for Liberty All-Star Growth and Income Fund, an open-end multi-managed fund managed by Liberty Asset Management and Liberty Variable Investment Trust ("LVIT"), the umbrella trust for 12 open-end funds managed by Colonial or its affiliates that serve as investment vehicles for variable annuities and variable life insurance products, and Liberty All-Star Equity Fund, another closed-end multi-manager fund managed by Liberty Asset Management.

         During 1999 the full Board of Directors of the Fund held four meetings, and the Audit Committee, which is comprised of all the Directors who are not "interested persons" of the Fund, met three times. All Directors were present at all meetings.

         The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such accountants, and reviews the Fund's internal accounting procedures and controls. The Fund has no nominating or compensation committee.

Compensation

         Liberty Asset Management or its affiliates pay the compensation of all the officers of the Fund. In 1999, the Fund paid each Director not affiliated with Liberty Asset Management (the "independent Directors") total fees of $11,000, consisting of a $5,000 retainer and meeting fees aggregating $6,000. The total fees accrued to the independent Directors as a group during 1999 by the Fund were $55,000, and out-of-pocket expenses relating to their attendance at meetings were $___________.

         The following table shows, for the year ended December 31, 1999, the compensation received from the Fund by each current Director, and the aggregate compensation paid to each current Director for service on the Board of Directors of the Fund and the Boards of Trustees of the Liberty Trusts, the Colonial Closed-End Funds, Liberty Funds Trust VIII, Liberty Funds Trust IX, LVIT and Liberty All-Star Equity Fund (the "Liberty Funds Complex") comprised of an aggregate of _____ funds (including the Fund). The Fund has no bonus, profit sharing or retirement plan.

                       Aggregate Compensation from    Total Compensation from
                       the Fund                       the Liberty Funds Complex
Name                                                 (including the Fund)
------                 ---------------------------   --------------------------

Robert J. Birnbaum         $11,000                              $

John V. Carberry             -0-                                -0-

James E. Grinnell          $11,000                              $

Richard W. Lowry           $11,000                              $

William E. Mayer           $11,000                              $

John J. Neuhauser          $11,000                              $

         Beginning January 1, 1999, the aggregate of the fees to be paid to each Director by the Fund and by Liberty All-Star Equity Fund and Liberty All-Star Growth and Income Fund, two other investment companies managed by Liberty Asset Management that have the same Board of Directors as the Fund and hold their meetings concurrently with those of the Fund, will consist of a retainer of $10,000, plus a fee of $3,000 per meeting attended with a minimum of $15,000 per annum if less than five meetings are held and all meetings are attended. One third of the retainer and the fees for concurrently held meetings will be allocated among the Fund and the two other funds on a per fund basis, and the remaining two thirds will be allocated among the three funds based on their net assets.

Officers

         The following are the executive officers of the Fund, in addition to Mr. John V. Carberry who serves as Chairman of the Board of Directors.

                                                                            Principal Occupation During
Name/Age and Address                             Position with Fund         Past Five Years
---------------------                            ------------------         ------------------------------

William R. Parmentier, Jr. (Age 47)              President, Chief           President and Chief Executive Officer (since
Liberty Asset Management Company                 Executive                  June, 1998) and Chief Investment Officer (since
600 Atlantic Avenue                              Officer and Chief          May, 1995), Senior Vice President (May, 1995 to
Boston, MA  02210                                Investment Officer         June, 1998), Liberty Asset Management; Consultant
                                                                            (October, 1994 to May, 1995); President, GQ Asset
                                                                            Management, Inc.(July, 1993 to October, 1994);
                                                                            Assistant Treasurer, Grumman Corporation
                                                                            (December, 1974 to July, 1993).



Christopher S. Carabell (Age 36)                 Vice President             Senior Vice President - Product Development and
Liberty Asset Management Company                                            Marketing (since January, 1999), Vice
600 Atlantic Avenue                                                         President-Investments, Liberty Asset Management
Boston, MA  02210                                                           (March, 1996 to January, 1999); Associate
                                                                            Director, U.S. Equity Research, Rogers
                                                                            Casey & Associates, investment consultants
                                                                            (January, 1995 to February, 1996); Director
                                                                            of Investments, Boy Scouts of America (June, 1990
                                                                            to January, 1995).

Mark T. Haley (Age 35)                           Vice President             Vice President-Investments (since January,
Liberty Asset Managewment Company                                           1999), Director of  Investment  Analysis
600 Atlantic Avenue                                                         (December, 1996 to  December,  1998),
Boston, MA 02210                                                            Investment  Analyst (January, 1994 to November, 1996),
                                                                            Liberty Asset Management.


Joseph R. Palombo (Age 46)                       Vice President             Vice President, Liberty Trusts (since April,
Liberty Funds Group                                                         1999); Executive Vice President and Director,
One Financial Center                                                        Colonial (since April, 1999); Executive Vice
Boston, MA 02111                                                            President and Chief Administrative Officer,
                                                                            Liberty Funds Group LLC (LFG)(since April, 1999);
                                                                            Managing Director, Putnam Investments (from
                                                                            December, 1993 to January, 1999).

Timothy J. Jacoby (Age 47)                       Treasurer                  Treasurer and Chief Financial Officer, Liberty
Liberty Funds Group                                                         Trusts (since October, 1996); Senior Vice
245 Summer Street                                                           President (since September, 1996), Chief
Boston, MA  02111                                                           Financial Officer and Treasurer (July, 1997 to
                                                                            December, 1999), Colonial; Senior Vice President,
                                                                            Fidelity Accounting and Custody Services (October,
                                                                            1993 to September, 1996); Assistant Treasurer,
                                                                            Fidelity Group of Funds (August, 1990 to
                                                                            September, 1993).

J. Kevin Connaughton (Age 35)                    Controller                 Controller and Chief Accounting Officer, Liberty
Liberty Funds Group                                                         Trusts and Vice President, Colonial (since
245 Summer Street                                                           February, 1998); Senior Tax Manager, Coopers &
Boston, MA  02210                                                           Lybrand, LLP (April, 1996 to January, 1998); Vice
                                                                            President, 440 Financial Group/First Data Investor
                                                                            Services Group(March, 1994 to April, 1996); Vice
                                                                            President, The Boston Company (subsidiary of
                                                                            Mellon Bank)(December, 1993 to March, 1994).

Nancy L. Conlin (Age 46)                         Secretary                  Secretary, Liberty Trusts (since April, 1998);
Liberty Funds Group                                                         Assistant Secretary, Liberty Trusts (July, 1994
One Financial Center                                                        to April, 1998); Director, Senior Vice President,
Boston, MA 02111                                                            General Counsel, Clerk and Secretary, Colonial
                                                                           (since April, 1998); Vice President, Counsel,
                                                                            Assistant Secretary and Assistant Clerk,
                                                                            Colonial (July, 1994 to April, 1998); Vice
                                                                            President, General Counsel and Secretary,
                                                                            LFG (since December, 1998); Vice President,
                                                                            General Counsel and Clerk, LFG (April, 1998 to
                                                                            December, 1998); Assistant Clerk, LFG (July, 1994
                                                                            to April, 1998).


         Mr. Carberry has served as Chairman of the Board since June 30, 1998; Mr. Parmentier has served as President, Chief Executive Officer and Chief Investment Officer since April 29, 1999; Mr. Carabell was elected as a Vice President on April 17, 1997, and Messrs. Haley and Palombo were elected as Vice Presidents on April 29, 1999, respectively; Mr. Jacoby was appointed Treasurer effective October 10, 1996; Mr. Connaughton was elected Controller on April 23, 1998; and Ms. Conlin has served as Secretary since April 29, 1999. Mr. Carberry is a Trustee of, and Ms. Conlin and Messrs. Jacoby and Connaughton hold the same offices with, Liberty All-Star Equity Fund, the Liberty Trusts, the Colonial Closed-End Funds, LVIT, Liberty Funds Trust VIII and Liberty Funds Trust IX, and Messrs. Carabell, Haley and Parmentier hold the same offices with Liberty All-Star Equity Fund and Liberty Funds Trust IX. Each officer of the Fund serves at the pleasure of the Board of Directors.

Required Vote

A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Director.

PROPOSAL 4.  TO APPROVE OR DISAPPROVE PORTFOLIO MANAGEMENT AGREEMENT WITH
             M.A. WEATHERBIE & CO., INC.

Background - The Multi-Manager Methodology

         The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management, currently three in number, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

New Portfolio Manager

         Effective May 1, 1999, M.A. Weatherbie & Co., Inc. replaced Mississipp Valley Advisors, Inc. (Mississippi Valley), a Portfolio Manager since January 2, 1996. Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the Securities and Exchange Commission , the Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by Liberty Asset Management, in advance of shareholder approval, or enter into a new portfolio management agreement with a Portfolio Manager or its successor, provided that the new agreement is at a fee no higher than, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's next annual meeting. Accordingly, the Fund's new portfolio management agreement with M.A. Weatherbie & Co., Inc. is being submitted for shareholder approval at the Meeting.

         Mississippi Valley's investment style is to invest in small capitalization growth companies that sell at a reasonable current price relative to their projected growth rates. Liberty Asset Management in early 1999 determined to recommend the replacement of Mississippi Valley with another Portfolio Manager practicing a similar small capitalization growth investment style focusing more on a growth-oriented style. Liberty Asset Management first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms practicing such an investment style, ultimately reducing the number of potential candidates to four. Liberty Asset Management then analyzed the four candidates in terms of their historic returns, volatility and portfolio characteristics when combined with those of the Fund's two other Portfolio Managers. Based on the foregoing and on Liberty Asset Management's qualitative analysis, Liberty Asset Management recommended, and the Board of Directors on April 29, 1999 approved, the termination of the Fund's portfolio management agreement with Mississippi Valley and its replacement with M.A. Weatherbie & Co., Inc., effective May 1, 1999.

         M.A. Weatherbie & Co., Inc. (Weatherbie) was founded in 1995 by Matthew
A. Weatherbie. Mr. Weatherbie serves as President of Weatherbie and manages that portion of the Fund's portfolio assigned to Weatherbie. Prior to founding Weatherbie, Mr. Weatherbie was a Managing Director at Putnam Investments (Putnam). From 1983 until 1995, Mr. Weatherbie managed the Putnam Voyager Fund during the time it grew from $200 million in assets to more than $5 billion in assets. Mr. Weatherbie was also founding Chief Investment Officer of Putnam's Specialty Growth Equities Group, responsible for the firm's aggressive growth investments, which totaled $13 billion at the time of his departure from Putnam. Mr. Weatherbie has over 26 years of investment experience. See Appendix B for further information about Weatherbie.

         Reference is made to MANAGEMENT - Portfolio Transactions and Brokerage below for the direction by the Fund's Portfolio Managers, including Weatherbie, of Fund portfolio transactions to broker-dealers that make certain research services available to Liberty Asset Management.

Terms of Portfolio Management Agreement with Weatherbie

         The portfolio management agreement with Weatherbie is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Fund's two other Portfolio Managers. A copy of the portfolio management agreement with Weatherbie is attached to this proxy statement as Appendix C.

         Under the Fund's portfolio management agreements (including that with Weatherbie), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Fund's portfolio transactions) with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Directors, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

         From the fund management fees it receives from the Fund (0.80% per annum of the Fund's average weekly net asset value up to $300 million, and up to 0.72% per annum of the Fund's average weekly net asset value in excess of $300 million). Liberty Asset Management pays each Portfolio Manager a quarterly portfolio management fee at the rate of .10% (.40% annually) of the Portfolio
Manager's Percentage (as defined in Schedule C of Appendix B) of the average weekly net assets of the Fund up to and including $300 million, and 0.09% (0.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million. "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets of the portion of the Fund's assets assigned to that Portfolio Manager by the total of the Fund's average weekly net assets. As of February 11, 2000, the Fund's net assets were $_____________.

         If approved by shareholders at the Meeting, the Portfolio Management Agreement with Weatherbie will remain in effect until July 31, 2000, and will continue thereafter until terminated by the Fund or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Directors, including a majority of the independent Directors, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Fund.

Required Vote

         Approval of the portfolio management agreement with Weatherbie requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

         In the event that the shareholders of the Fund fail to approve the portfolio management agreement with Weatherbie, the agreement will terminate and Liberty Asset Management will cause the portfolio assets under management by Weatherbie to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the reappointment of Weatherbie or the appointment of a new Portfolio Manager.

         The Board of Directors unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with Weatherbie.

PROPOSAL 5.  TO APPROVE OR DISAPPROVE A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH
             OPPENHEIMER CAPITAL WHICH WILL REPLACE THE CURRENT PORTFOLIO MANAGEMENT AGREEMENT WHICH WILL TERMINATE UPON CHANGE IN
             CONTROL OF  OPPENHEIMER CAPITAL UPON ACQUISITION BY  ALLIANZ AG.

Background

         The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management, currently three in number, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective. Liberty Asset Management continuously analyzes and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

         One of the Fund's Portfolio Managers, Oppenheimer Capital, will undergo a change of control as a result of the consummation of the Transaction described below under Description of the Transaction, resulting in the automatic termination of its Portfolio Management Agreement dated August 1, 1998. After reviewing the proposed change of control transactions and considering Liberty Asset Management's opinion that they would not have an adverse effect on the nature or quality of the services being provided by Oppenheimer Capital, the Board of Directors on December 15, 1999 approved a new portfolio management agreement at the same fee and on substantially identical other terms and conditions as the prior agreement, and the new agreement will be executed effective with the closing of the change in control transactions.

         Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the Securities and Exchange Commission, the Fund may, in advance of shareholder approval, enter into a new portfolio management agreement with a Portfolio Manager or its successor following a change in control of the Portfolio Manager, provided that the new agreement is at a fee no higher than, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's next annual meeting. Accordingly, the Fund's new portfolio management agreement with Oppenheimer Capital is being submitted for shareholder approval at the Meeting. A copy of the Portfolio Management Agreement is attached to this proxy statement as Appendix D.

The Fund's initial portfolio management agreement with Oppenheimer Capital was approved by shareholders on May 27,1994 incident to Liberty Asset Management's assumption from the Fund's prior investment adviser, Growth Stock Outlook, Inc., of administrative responsibilities for the Fund and investment responsibilities for 20% of its portfolio. Following shareholder approval on __________, the Fund entered into a new portfolio management agreement with Oppenheimer Capital on November 6, 1995, when Liberty Asset Management assumed investment responsibilities for the balance of the Fund's portfolio. Following shareholder approval on April 22, 1998, the Fund entered into a new portfolio management agreement with Oppenheimer Capital on August 1, 1998, following a change in control. For the fiscal year ended December 31, 1999, Oppenheimer Capital received $______________ for its portfolio management services to the Fund. Mr. John Lindenthal, Managing Director of Oppenheimer Capital, has managed the portion of the Fund's portfolio allocated to Oppenheimer Capital since its initial appointment as a Fund Portfolio Manager in May, 1994, and continues to do so.

         See Appendix E for information regarding other registered investment companies with investment objectives similar to the Fund's for which a subsidiary of Oppenheimer Capital provides investment advisory or portfolio management services.

         Description of the Transaction. On October 31, 1999, PIMCO Advisors L.P. ("PIMCO Advisors"), its two general partners, PIMCO Advisors Holdings L.P. ("PAH") and PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors.

         As a result of the transactions contemplated by the Merger Agreement, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors (together, the "Transaction"), while the remainder will continue to be held indirectly by Pacific Life. The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed.

         Oppenheimer Capital, an indirect wholly-owned subsidiary of PIMCO Advisors, serves as investment manager of the Fund. Openheimer Capital will undergo a change of control as a result of the consummation of the Transaction, resulting in the automatic termination of its current Portfolio Management Agreement with the Fund (the "Existing Portfolio Management Agreement"). Following completion of the Transaction, it is expected that Oppenheimer Capital will continue to serve as a portfolio manager of the Fund. Therefore, in connection with the Transaction and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), shareholders of the Fund are being asked to approve a Portfolio Management Agreement between the Fund and Oppenheimer Capital which is substantially identical to the Existing Portfolio Management Agreement (the "New Portfolio Management Agreement"). If the Transaction is not completed for any reason, the agreement will terminate and Liberty Asset Management will cause the portfolio assets under management by Oppenheimer Capital to be invested in money market instruments or other cash equivalent holdings or derivative investments pending the reappointment of Oppenheimer Capital or the appointment of a new Portfolio Manager.

         Post-Transaction Structure and Operations. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including Oppenheimer Capital, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz of America will control PIMCO Advisors through its managing member interest in PacPartners LLC, which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

         Operationally, PIMCO Advisors is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz that coordinates global Allianz asset management activities. PIMCO Advisors and its subsidiaries are currently expected to continue to operate in the United States under their existing names.

         Description of Allianz and Its Affiliates. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft and which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO Advisors and the Alliance group combined will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

         Affiliates of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers that might be deemed to be controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex. Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC, may be considered as "Affiliated Brokers". Once the Transaction is completed, absent an SEC exemption or other relief, the Fund would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. Oppenheimer Capital does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

         Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the 1940 Act) (an "Interested Person") of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of Directors of the Fund has been advised that neither PIMCO Advisors nor Oppenheimer Capital is aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. Allianz and each of the other parties to the Agreement have agreed to use their reasonable best efforts to assure compliance with Section 15(f) as it applies to the Transaction during such two-year period.

         The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be Interested Persons of the investment advisor (or predecessor or successor advisor). The Fund has been advised by LAMCO that an unfair burden will not be placed on the Fund as at least 75% of the Fund's Board of Directors are not "Interested Persons" (as defined in the 1940 Act). Moreover, Allianz has agreed with PIMCO Advisors that it will use its reasonable best efforts to comply with such 75% requirement during such three-year period through one or more intermediaries.

Required Vote

         Approval of the new portfolio management agreement with Oppenheimer Capital requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Board of Directors unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with Oppenheimer Capital.

PROPOSAL 6. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         By vote of the Board of Directors, including the vote of the non-interested Directors, the firm of PricewaterhouseCoopers LLP has been selected as independent auditors for the Fund for the year ending December 31, 2000. Such selection is being submitted to the shareholders for ratification. The employment of PricewaterhouseCoopers LLP is conditioned on the right of the Fund by majority vote of its shareholders to terminate such employment. Such firm has acted as independent auditors for the Fund since September 30, 1999 and PricewaterhouseCoopers LLP is completing the Fund's December 31, 1999 audit. Prior to September 30, 1999, KPMG Peat Marwick LLP, acted as independent auditors for the Fund since its commencement of operations in 1986.

         The services provided by the Fund 's independent auditors include examination of its annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the Fund 's annual federal income tax returns. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting, will be given the opportunity to make a statement if they should so desire and will be available to respond to appropriate questions.


OTHER BUSINESS

         The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

         Liberty Asset Management, 600 Atlantic Avenue, Boston, Massachusetts 02210, is the Fund's manager. Liberty Asset Management is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), the address of which is also 600 Atlantic Avenue, Boston, Massachusetts 02210. Approximately 72% of the common stock of Liberty Financial is owned through subsidiaries by Liberty Mutual Insurance Company, Boston, Massachusetts, and the balance is held by the public and listed on the New York Stock Exchange. Liberty Asset Management's Chief Executive Officer is William R. Parmentier (see PROPOSAL 2 - Officers), and its Board of Directors is comprised of William R. Parmentier, President and Chief Investment Officer, Liberty Asset Management and President of the Fund, John V. Carberry, Director and Chairman of the Board of the Fund, and Lindsay Cook, an officer of Liberty Financial. Pursuant to its fund management agreement with the Fund, Liberty Asset Management has overall supervisory responsibility for the general management and investment of the Fund 's securities portfolio, subject to the Fund 's investment objective and policies and any directions of the Directors. Liberty Asset Management recommends to the Board of Directors multiple independent investment management firms (currently three in number) for appointment as Portfolio Managers of the Fund, each of which employs a different investment style, and from time to time rebalances the Fund's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among the investment styles practiced by them throughout all market cycles. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

         Liberty Asset Management is also responsible under the fund management agreement for the provision of administrative services to the Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Fund who are officers or employees of Liberty Asset Management or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of Liberty Asset Management's administrative responsibilities to the Fund have been delegated to its affiliate, Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111.

         Under the Fund's portfolio management agreements, each Portfolio Manager has discretionary investment authority with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Directors, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.



         The names and addresses of the Fund's current Portfolio Managers are as follows:

 Oppenheimer Capital      William Blair & Company, L.L.C.     M.A. Weatherbie &
 Oppenheimer Tower        222 West Adams Street                Co., Inc.
 World Financial Center   Chicago, IL  60606                 265 Franklin Street
 New York, NY  10281                                         Boston, MA 02110


Portfolio Transactions and Brokerage

         Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

         The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular  transaction  or in terms of all the client  accounts  (including the
Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

         In addition, under their portfolio management agreements with the Fund and Liberty Asset Management, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and Liberty Asset Management may request them to consider) brokers or dealers that provide to Liberty Asset Management, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to Liberty Asset Management include performance and other qualitative and quantitative data relating to investment managers in general and the Fund's Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by Liberty Asset Management in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by Liberty Asset Management in connection with its management of Liberty All-Star Equity Fund, Liberty All-Star Growth and Income Fund and other multi-managed clients of Liberty Asset Management. In instances where Liberty Asset Management receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, Liberty Asset Management makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         Liberty Asset Management from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amount of the Fund's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to Liberty Asset Management and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

         Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During 1999 no Fund portfolio transactions were placed with any Portfolio Manager or its broker-dealer affiliate.

         The Fund has applied to the Securities and Exchange Commission for exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act of 1940. If exemptive relief is granted, it will permit
(1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with and brokerage services to portion(s) of the Fund advised by another Portfolio Manager and (2) the Fund to purchase securities either directly from a principal underwriter which is an affilate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund. It is anticipated that the requested relief could be granted by the Securities and Exchange Commission during the period of time this proxy is pending.

INFORMATION ABOUT THE MEETING

         All proxies solicited by the Board of Directors which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted AGAINST conversion of the Fund to an open-end investment company referred to under PROPOSAL 1, FOR the approval of a Distribution Plan referred to under PROPOSAL 2, FOR the election as Director of the nominees named under PROPOSAL 3, FOR approval of the Fund's Portfolio Management Agreement with M.A. Weatherbie & Co., Inc. referred to under PROPOSAL 4, FOR the new Portfolio Management Agreement to be effective upon change in control of Oppenheimer Capital upon acquisition by Allianz AG referred to under PROPOSAL 5, and FOR the ratification of the Board's selection of the Fund's independent auditors for 2000 referred to under PROPOSAL 6. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

         Each of the following proposals requires the affirmative vote of a majority of the shares of Common Stock entitled to vote at the Meeting, as defined under PROPOSAL 1: (a) approval of the conversion of the Fund to an open-end investment company, (b) approval of the Fund's Portfolio Management Agreement with M.A. Weatherbie & Co., Inc., and (c) approval of the new
Portfolio Management Agreement to be effective upon change in control of Oppenheimer Capital. The election of Directors is by plurality of votes cast at the Meeting. Ratification of the selection of the Fund 's independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting, a quorum being present. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast", but the shares represented thereby will be considered to be present for the purposes of determining the presence of a quorum. Accordingly, an abstention on the proposals relating to the conversion of the Fund to an open-end fund and the new portfolio management agreements will have the same effect as a vote against the proposals, and the withholding of a vote on the election of Directors or an abstention on the proposal to ratify the selection of the Fund's independent auditors will have no effect on such proposals. Only shareholders of record may vote.

         Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, if no instructions have been received prior to the date specified in such broker-dealer firm's request for voting instructions, the broker-dealer firms may grant authority to the proxies designated by the Fund to vote for the election of the Directors, for approval of the portfolio management agreements, and for the ratification of the selection of the Fund 's independent auditors.

         All shareholders of record on February 1, 2000 are entitled to one vote for each share held. As of that date 16,302,347 shares of common stock of the Fund were issued and outstanding. To the knowledge of the Fund, on the record date for the Meeting no shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Fund.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the above proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Fund 's Directors and officers and persons who own more than ten percent of the Fund's outstanding shares and certain officers and directors of Liberty Asset Management (collectively, "Section 16 reporting persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund 's knowledge, based solely on a review of the copies of such reports furnished to the Fund and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund 's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the Annual Meeting for the year 2001 must be received by the Fund on or before October 26, 2000. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

February 28, 2000

                                Appendix A

                         DISTRIBUTION AGREEMENT

      Liberty All-Star Growth Fund, Inc. (Fund) and Liberty Funds Distributor, Inc. (LFDI), a Massachusetts corporation, agree effective [DATE]:

      1. APPOINTMENT OF LFDI. The Fund appoints LFDI as the principal underwriter and distributor of Shares of Fund.

      2.  SALE OF SHARES.

      a. LFDI's Right to Purchase Shares From the Fund. LFDI, acting as principal for its own account and not as agent for theFund, shall have the right to purchase Shares and shall sell Shares in accordance with the Fund's prospectus on a "best efforts" basis. LFDI shall purchase Shares, at a price equal to the net asset value, only as needed to fill orders. LFDI will receive all sales charges. LFDI will notify the Fund at the end of each business day of the Shares purchased.

      b. Appointment of Agent for Certain Sales of Shares at Net Asset Value. The Fund may at any time designate its shareholder servicing, transfer and dividend disbursing agent as its agent to accept orders for (i) Class A Shares at net asset value or (ii) Class Z Shares, in each case from individuals or entities that are entitled to purchase such shares as provided in the Fund's prospectus, and to issue Shares directly to such purchasers.

      c. Refusal to Sell Shares; Direct Issue of Shares. The Fund may at any time (i) refuse to sell Shares hereunder or (ii) issue Shares directly to shareholders as a stock split or dividend.

      3. REDEMPTION OF SHARES. The Fund will redeem in accordance with its prospectus all Shares tendered by LFDI pursuant to shareholder redemption requests. LFDI will notify the Fund at the end of each business day of the Shares tendered. The Fund will impose a temporary redemption fee of 2.5% of the redemption proceeds on all shareholder redemption requests which are tendered by LFDI during the first year of implementation of this Agreement.

      4. COMPLIANCE. LFDI will comply with applicable provisions of the prospectus of the Fund and with applicable laws and rules relating to the sale of Shares and indemnifies the Fund for any damage or expense from unlawful acts by LFDI and persons acting under its direction or authority.

      5. EXPENSES. The Fund will pay all expenses associated with:

         a.   the registration and qualification of Shares for sale;

         b.   shareholder meetings and proxy solicitation;

         c.   Share certificates;

         d.   communications to shareholders; and

         e. taxes payable upon the issuance of Shares to LFDI.

         In connection with the distribution of shares of the Fund, LFDI will be entitled to receive payments pursuant to any Distribution Plan and related agreement from time to time in effect between any Trust and LFDI with respect to a Fund or any particular class of shares of a Fund, (b) any contingent deferred sales charges applicable to the redemption of shares of a Fund or of any particular class of shares of a Fund, determined in the manner set forth in the then current Prospectus and Statement of Additional Information of that Fund, and (c) any applicable front-end sales charges applicable to the sale of shares of a Fund or of any particular class of shares of a Fund, less any applicable dealer discount.

         LFDI will pay all expenses associated with advertising and sales literature including those of printing and distributing prospectuses and shareholder reports, proxy materials and other shareholder communications used as sales literature.

      6.  CONTINUATION, AMENDMENT OR TERMINATION.

      A -This Agreement (a) supersedes and replaces any contract or agreement relating to the subject matter hereof in effect prior to the date hereof, (b) shall continue in effect only so long as specifically approved at least annually by the Directors or shareholders of the Fund and (c) may be amended at any time by written agreement of the parties, each in accordance with the Act.

      B - This Agreement (a) shall terminate immediately upon the effective date of any later dated agreement relating to the subject matter hereof, and (b) may be terminated upon 60 days notice without penalty by a vote of the Directors or by LFDI or otherwise in accordance with the Act and will terminate immediately in the event of assignment (as defined under the Act). Upon termination the obligations of the parties under this Agreement shall cease except for unfulfilled obligations and liabilities arising prior to termination. All notices shall be in writing and delivered to the office of the other party.

      7. AGREEMENT AND DECLARATION OF TRUST. A copy of the document establishing the Fund is filed with the Secretary of The Commonwealth of Massachusetts. As to the Fund, this Agreement is executed by officers not as individuals and is not binding upon any of the Directors, officers or shareholders of the Fund individually but only upon the assets of the Fund.

Agreed:

LIBERTY ALL-STAR GROWTH FUND, INC.               LIBERTY FUNDS DISTRIBUTOR, INC.



By:                                              By:

                      12B1- PLAN IMPLEMENTING AGREEMENT

      Liberty All-Star Growth Fund, Inc. and Liberty Funds Distributor,  Inc.
(LFDI), a Massachusetts  corporation, agree effective [DATE]:



      1. 12B-1 PLAN. The Fund has adopted a so-called "Rule 12b-1 Plan" (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act"). Under the Rule, the Fund may, pursuant to the Plan, pay LFDI a specified portion of its assets to be used for the purposes specified in its Plan. The Plan shall continue in effect with respect to a Class of Shares only so long as specifically approved for that Class at least annually as provided in the Rule. The Plan may not be amended to increase materially the service fee or distribution fee with respect to a Class of Shares without such shareholder approval as is required by the Rule or any applicable orders of the Securities and Exchange Commission, and all material amendments of the Plan must be approved in the manner described in the Rule. The Plan may be terminated with respect to a Class of Shares at any time as provided in the Rule without payment of any penalty.

      2. PAYMENTS, EXPENDITURES AND REPORTS.

         A. The Fund shall pay LFDI the amount then due LFDI under a Plan on the 20th day of each month, or, if such day is not a business day, the next business day thereafter, during the term of this Agreement.

         B. LFDI shall expend the amounts paid to it by the Fund under a Plan in its discretion, so long as such expenditures are consistent with the Rule, the Plan, and any instructions LFDI may receive from the Directors of the Fund.

         C. LFDI shall make all reports required under the Act, the Rule or a Plan to the Directors of the Fund, as provided in the Act, the Rule and any Plan or as requested by the Directors.

      3. CONTINUATION; AMENDMENT; TERMINATION; NOTICE.

         A. This Agreement (i) supersedes and replaces any contract or agreement relating to the subject matter hereof in effect prior to the date hereof, (ii) shall continue in effect as to the Fund only so long as specifically approved at least annually by the Directorsor shareholders of the Fund and (iii) may be amended at any time by written agreement of the parties, each in accordance with the Act and the Rule.

         B. This Agreement (i) shall terminate immediately upon the effective date of any later dated agreement relating to the subject matter hereof, and
(ii) may be terminated upon 60 days' notice without penalty by a vote of the Directors or by LFDI or otherwise in accordance with the Act, and (iii) will terminate immediately in the event of its assignment (as defined in the Act). Upon termination the obligations of the parties under this Agreement shall cease except for unfulfilled obligations and liabilities arising prior to termination.

         C. All notices required under this Agreement shall be in writing and delivered to the office of the other party.

      4. AGREEMENT AND DECLARATION OF TRUST. A copy of the document establishing the Fund is filed with the State of Maryland. As to the Fund this Agreement is executed by officers not as individuals and is not binding upon any of the Directors, officers or shareholders of the Fund individually but only upon the assets of the Fund.

Agreed:

LIBERTY ALL-STAR GROWTH FUND, INC.             LIBERTY FUNDS DISTRIBUTOR, INC.

By:                                            By:

                                   APPENDIX B

                  Information about M.A. Weatherbie & Co., Inc.


         M.A. Weatherbie & Co., Inc. ("Weatherbie") is 100 percent employee owned and operates with a partnership philosophy. Weatherbie's clients are primarily institutional, including large pension funds and university endowments. Weatherbie manages approximately [percent] of the Fund's portfolio. Weatherbie receives from Liberty Asset Management a portfolio management fee at the annual rate of 0.40% of the average weekly net assets of the Fund's investment portfolio managed by Weatherbie, and 0.36% of the Fund's average weekly net assets in excess of $300 million.

                           APPENDIX C

                  PORTFOLIO MANAGEMENT AGREEMENT





                                                     May 1, 1999



M.A. Weatherbie & Co., Inc.
265 Franklin Street
Boston, MA 02110

         Re:      Portfolio Management Agreement

Ladies and Gentlemen:

         Liberty All-Star Growth Fund, Inc. (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

         Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day administration of the Fund.

         1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs M.A. Weatherbie & Co., Inc. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

         2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

         3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

          4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

          5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

                  A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

                  B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account.

                  C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

         6. Proxies. The Fund will vote or direct the voting of all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time. At the request of the Fund, the Portfolio Manager shall provide the Fund with its recommendations as to the voting of such proxies.

         7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager from the fund management fees paid to it by the Fund, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

         8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client
Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, members, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

         9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

         10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

         11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

         12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

                  A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

                  B. The Fund has delivered to the Portfolio Manager such instructions governing the investment of the Portfolio Manager Account as are necessary for the Portfolio Manager to carry out its obligations under this Agreement.

         13.  Representations,   Warranties  and  Agreements  of  the  Portfolio
Manager. The Portfolio Manager represents, warrants and agrees that:

                  A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

                  B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

                  C. It will adopt a written code of ethics complying with the requirements of Rule l7j-l under the Act and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-l during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be made by the Portfolio Manager under Rule l7j-l(c)(l).

                  D. Upon request,  the Portfolio  Manager will promptly  supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

         14. Amendment. This Agreement may be amended at any time, but (except for Schedules A and B which may be amended by the Fund Manager acting alone) only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Directors and the Shareholders of the Fund as and to the extent required by the Act.

         15. Effective Date; Term. This Agreement shall continue in effect until July 31, 2000 and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

         16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

         17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

         18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.


                                 LIBERTY ALL-STAR GROWTH FUND, INC.

                                 By:
                                 Title:  Secretary

                                 LIBERTY ASSET MANAGEMENT COMPANY

                                 By:
                                 Title:  President and Chief Executive Officer

ACCEPTED:

M.A. WEATHERBIE & CO., INC.


By:
Title:  President

SCHEDULES:  A.  Operational Procedures For Portfolio Transactions (omitted)
            B.  Record Keeping Requirements (omitted)
            C.  Fee Schedule

                                   SCHEDULE C

                             PORTFOLIO MANAGER FEE


         For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

         .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $300 million; and

         .09% (.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million.

         Each quarterly payment set forth above shall be based on the average weekly net assets during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter in which such effective date occurs will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

         "Portfolio Manager's Percentage" means the percentage obtained by dividing the average weekly net assets in the Portfolio Manager Account by the Fund's average weekly net assets.

                                 APPENDIX D

                    PORTFOLIO MANAGEMENT AGREEMENT




                                                     [DATE]
Oppenheimer Capital
1 World Financial Center
New York, NY 10281-1098

         Re:      Portfolio Management Agreement

Ladies and Gentlemen:

         Liberty All-Star Growth Fund, Inc. (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

         Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day administration of the Fund.

         1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs Oppenheimer Capital (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

         2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

         3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

          4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

          5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

                  A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

                  B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account.

                  C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

         6. Proxies. The Fund will vote or direct the voting of all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time. At the request of the Fund, the Portfolio Manager shall provide the Fund with its recommendations as to the voting of such proxies.

         7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager from the fund management fees paid to it by the Fund, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

         8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client
Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, members, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

         9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

         10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

         11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

         12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

                  A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

                  B. The Fund has delivered to the Portfolio Manager such instructions governing the investment of the Portfolio Manager Account as are necessary for the Portfolio Manager to carry out its obligations under this Agreement.

         13.  Representations,   Warranties  and  Agreements  of  the  Portfolio
Manager. The Portfolio Manager represents, warrants and agrees that:

                  A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

                  B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

                  C. It will adopt a written code of ethics complying with the requirements of Rule l7j-l under the Act and will provide the Fund with a copy of the code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-l during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be made by the Portfolio Manager under Rule l7j-l(c)(l).

                  D. Upon request,  the Portfolio  Manager will promptly  supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

         14. Amendment. This Agreement may be amended at any time, but (except for Schedules A and B which may be amended by the Fund Manager acting alone) only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Directors and the Shareholders of the Fund as and to the extent required by the Act.

         15. Effective Date; Term. This Agreement shall continue in effect until [DATE] and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

         16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

         17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

         18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

         19. Prior Agreement Superceded. This Agreement supercedes and replaces the Portfolio Management Agreement dated among the Fund, the Fund Manager and the Portfolio Manager.

                                    LIBERTY ALL-STAR GROWTH FUND, INC.

                                    By:
                                    Title:

                                    LIBERTY ASSET MANAGEMENT COMPANY

                                    By:
                                    Title:

ACCEPTED:

Oppenheimer Capital


By:
Title:

SCHEDULES:  A.  Operational Procedures For Portfolio Transactions (omitted)
            B.  Record Keeping Requirements (omitted)
            C.  Fee Schedule

                                    SCHEDULE C

                             PORTFOLIO MANAGER FEE


         For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the fifth business day of each calendar quarter, a fee for the previous calendar quarter at the rate of:

         .10% (.40% annually) of the Portfolio Manager's Percentage (as defined below) of the average weekly net assets of the Fund up to and including $300 million; and

         .09% (.36% annually) of the Portfolio Manager's Percentage of the average weekly net assets of the Fund exceeding $300 million.

         Each quarterly payment set forth above shall be based on the average weekly net assets during such previous calendar quarter. The fee for the period from the date this Agreement becomes effective to the end of the calendar quarter in which such effective date occurs will be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a calendar quarter, the fee for the part of that calendar quarter during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full quarterly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

          "Portfolio Manager's  Percentage"  means the  percentage  obtained  by dividing the average weekly net assets in the Portfolio Manager Account by the Fund's average weekly net assets.

                                    APPENDIX E

         OpCap Advisors,  a subsidiary of Oppenheimer Capital, is the manager or
sub-advisor  to  the  registered   investment   companies  listed  below.  These
investment companies have similar investment objectives to the Fund.


                                         Approximate Net Assets (as of                 Advisory Fee Rate
                 Fund                    January XX, 2000)                     (based on average net asset value)
                 ----                    -----------------                     ----------------------------------
Oppenheimer Quest Value                  $                                 1.0% on the first $400 million;
    Fund, Inc.                                                             .90% on the next $400 million;
Oppenheimer Quest                        $                                  .85% of net assets between $800 million
Opportunity Value Fund                                                     but less than $4 billion; and .80% on
                                                                           assets over $4 billion but less than $8
                                                                           billion and .75% on assets over $8
                                                                           billion.(1)

Oppenheimer Quest Capital                $                                 1.0% on the first $400 million; .90% on
     Value Fund, Inc.                                                      the next $400 million;
                                                                           .85% of the net assets in excess of $800
                                                                           million(2)

Enterprise Accumulation Trust:
     Equity Portfolio                    $                                 .40% of the first $1 billion;
     Managed Portfolio                   $                                 .30% on assets over $1 billion; and
                                                                           .25% for assets in excess of $2 billion(3)

Enterprise Group of Funds:
      Equity Portfolio                   $                                 .40% of the first $100 million;
      Managed Portfolio                  $                                 .30% on assets in excess of $100
                                                                           million(4)
Penn Series Funds, Inc.:
Value Equity Fund                        $                                 .50%(5)

Endeavor Series Trust:
   Value Equity Portfolio                $                                 .40%(6)
    Opportunity Value
    Portfolio

WNL Series Trust:
   Elite Value Asset
   Allocation Portfolio                  $                                 .40%(7)

The Saratoga Advantage Trust:
    Large Capitalization
    Value Portfolio                      $                                 .30%(7)

OCC Accumulation Trust:                                                    .80% of the first $400 million of average
    Equity Portfolio                     $                                 net assets: .75% of the next $400 million
    Managed Portfolio                    $                                 of average net assets and .70% of assets
                                                                           in excess of $800 million(8)

(1) With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays
         OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the
         "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

(2)      OFI is the investment  advisor and OpCap  Advisors is the  sub-adviser.
         OFI pays  OpCap  Advisors  a  sub-advisory  fee equal to 40% of the net advisory  fee  calculated  by OFI for the fund  based on the  total net assets of the fund as of February 28, 1997 and remaining 120 days later
         (the "base amount") plus 30% of the  investment  advisory fee collected by OFI based on the total assets that exceed that base  amount.  OFI is waiving the  following  portion of its advisory  fee: .15% of the first
         $200  million  of  average  daily  net  assets,  .40% of the next  $200 million,  .30% of the next $400  million and .25% of average net assets in excess of $800 million.

(3) These fees are for investment advisory services only. Management services are provided to the portfolios by a party other than OpCap
         Advisors.  The manager, which pays the investment advisory fee to OpCap
         Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of the average daily net assets; .75% on the next $400 million and .70% on assets above $800 million of each of the portfolios.

(4) This fee is for investment advisory services only. Management services are provided to the portfolios by a party other than OpCap Advisors.
         The manager, which pays the investment advisory fee to OpCap Advisors, receives a management fee of .75% of the average daily net assets of the portfolios.

(5) These fees are for investment advisory services only. Administrative services are provided to these funds by a party other than OpCap
         Advisors. The funds are each charged on an annual basis a fee for administrative services of 0.15% of their respective average daily net assets.

(6) This fee is for investment advisory services only. Management services are provided to the portfolios by a party other than OpCap Advisors.
         The manager, which pays the investment advisory fee to OpCap Advisors, receives a management fee of .80% of average daily net assets of the portfolios.

(7) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The manager, which pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.65% of the average daily net assets of the portfolio.

(8) OpCap Advisors has agreed to waive its management fee and reimburse expenses so that the total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) of such portfolios do not exceed 1.00% of their respective average daily net assets.


                  LIBERTY ALL-STAR GROWTH FUND, INC.                     PROXY

 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Suzan M. Barron, William J. Ballou, Nancy L. Conlin, Timothy J. Jacoby and William R. Parmentier, Jr., or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the 2000 Annual Meeting of the Fund to be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts on April 19, 2000 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, AGAINST PROPOSALS 1 AND 2, AND FOR THE NOMINEES LISTED IN IN PROPOSAL 3 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED, AND FOR PROPOSALS 4, 5 AND 6, AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 7.

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.  PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
------------------------------------------------------------------------------

LIBERTY ALL-STAR GROWTH FUND, INC.
RECORD DATE SHARES:





1. To approve or disapprove  the  conversion of the Fund from a closed-end
   investment company to an open-end investment company.                           FOR / /      AGAINST /  /   ABSTAIN /  /

2. To approve or disapprove a Distribution Plan.                                   FOR / /      AGAINST /  /   ABSTAIN /  /

3. To elect two Directors of the Fund.                                             FOR ALL
                                                                                   NOMINEES     WITHHOLD       FOR ALL EXCEPT
                                                                                   ---------    --------       ---------------
   James E. Grinnell
   John J. Neuhauser


                                                                                   ----------------     --------   --------------


4. To approve or disapprove the Fund's Portfolio  Management Agreement with M.A.
   Weatherbie & Co., Inc.                                                          FOR / /      AGAINST /  /   ABSTAIN /  /

5. To approve or  disapprove a new  Portfolio  Management  Agreement  with
   Oppenheimer Capital which will replace the current Portfolio Management
   Agreement  which will  terminate  upon change in control of Oppenheimer
   Capital upon acquisition by Allianz AG.                                         FOR / /      AGAINST /  /   ABSTAIN /  /

6. To   ratify   the    selection   by   the   Board   of   Directors   of
   PricewaterhouseCoopers  LLP as the Fund's independent  auditors for the
   year ending December 31, 2000.                                                  FOR / /      AGAINST /  /   ABSTAIN /  /

7. In their discretion, upon such other business as may properly come before the Meeting.

                                                 ----------------
                                                    Date

Please sign exactly as your name(s) appear(s) above.
Corporate proxies should be signed by an authorized officer.

------------------------------------------------------------------------------


Shareholder sign here                                    Co-owner sign here
------------------------------------------------------------------------------
